                                                                   Exhibit 10.15

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of March 5, 2002, by and among, Kanbay International, Inc., Kanbay Incorporated, Kanbay Europe Ltd., Kanbay Australia Pty. Ltd., Megatec Pty. Ltd., and Kanbay HK Ltd. (each individually the "Borrower" and collectively the "Borrowers") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrowers to Bank, Borrowers are indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated April 19, 2000, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed A/R Revolving Line in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) and a Term Loan in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral, as described in the Loan Agreement, and the Pledged Collateral, as described in that certain Stock Pledge Agreement, dated August 24, 2000, by and between Kanbay International, Inc. and Bank (the "Pledge").

Hereinafter the above-described security documents together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATION(S) TO LOAN AGREEMENT.

          1. The following defined term under Section 13.1 entitled "Definitions" is hereby amended to read as follows:

               "Revolving Maturity Date" is April 20, 2002.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each Pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. CONCERNING REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. The Borrower affirms and reaffirms that notwithstanding the terms of the Security Documents to the contrary, (i) that the definition of "Code", "UCC" or "Uniform Commercial Code" as set forth in the Security Documents shall be deemed to mean and refer to "the Uniform Commercial Code as adopted by the State of Illinois, as may be amended and in effect from time to time and (ii) the Collateral is all assets of the Borrower. In connection therewith, the Collateral shall include, without limitation, the following categories of assets as defined in the Code: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables, and license fees), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired.

7. CONTINUING VALIDITY. Borrower (and each Pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:

KANBAY INTERNATIONAL, INC.                   KANBAY AUSTRALIA PTY. LTD.


By: /s/ William Weissman                     By: /s/ William Weissman
   ------------------------------------         -------------------------------
Name: William Weissman                       Name: William Weissman
     ----------------------------------           -----------------------------
Title: VP & CFO                              Title: VP & CFO/Director
      ---------------------------------             ---------------------------

KANBAY INCORPORATED                          MAGATEC PTY. LTD

By: /s/ William Weissman                     By: /s/ William Weissman
   ------------------------------------         -------------------------------
Name: William Weissman                       Name: William Weissman
     ----------------------------------           -----------------------------
Title: VP & CFO/Director                     Title: VP & CFO/Director
      ---------------------------------             ---------------------------


KANBAY EUROPE LTD.                           KANBAY HK LTD.

By: /s/ William Weissman                     By: /s/ William Weissman
   ------------------------------------         -------------------------------
Name: William Weissman                       Name: William Weissman
     ----------------------------------           -----------------------------
Title: VP & CFO/Director                     Title: VP & CFO/Director
      ---------------------------------             ---------------------------


BANK:

SILICON VALLEY BANK


By: /s/ Authorized Party
   ------------------------------------
Name: Authorized Party
     ----------------------------------
Title: Authorized Party
      ---------------------------------

[LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:           KANBAY INTERNATIONAL, INC.
                    KANBAY INCORPORATED
                    KANBAY EUROPE LTD.
                    KANBAY AUSTRALIA PTY. LTD.
                    KANBAY HK LTD.
                    MEGATEC PTY. LTD.

LOAN OFFICER:       Dave Dailey

DATE:               March 5, 2002

                    Documentation Fee                $ 250.00

                    TOTAL FEE DUE                    $ 250.00
                                                     ========

Please indicate the method of payment:

     / / A check for the total amount is attached.

     /X/ Debit DDA # 3300229901 for the total amount.

     / / Loan proceeds


/s/ William Weissman           3/21/02
--------------------------------------
Borrower                        (Date)


/s/ Authorized Party           3/22/02
--------------------------------------
Silicon Valley Bank             (Date)
Account Officer's Signature